Impairment of Non-Financial Assets	12 Months Ended
Jun. 30, 2025
Impairment of Non-Financial Assets [Abstract]
Impairment of Non-Financial Assets
14.	Impairment of Non-Financial Assets

	2025 $’000	2024 $’000	2023 $’000
Impairment of non-financial assets
Property, plant and equipment
Capital works in progress	13,393	–	–
Exploration and evaluation	–	7,266	–
Land and buildings	25,287	–	–
Mine properties	67,815	–	–
Plant and equipment (1)	164,815	–	–
Write down of non-financial assets
Property, plant and equipment
Capital works in progress	–	4,991	–
Exploration and evaluation	–	4,809	–
Total impairment and write down of non-financial assets (2)	271,310	17,066	–

(1)	The impairment of $164.8 million for the year ended 30 June 2025 includes an allocation of $0.9 million to right-of-use assets.
(2)
The total impairment and write down of $271.3 million for the year ended 30 June 2025 relates to North American Lithium. The total impairment and write down of $17.1 million for the year ended 30 June 2024 relates to the Australian operations ($5.9 million), Corporate ($5.1 million), Vallée Lithium Project ($4.0 million), and various other individually immaterial projects ($2.1 million).

Recognition and measurement

Impairment tests for all non-financial assets (excluding goodwill) are performed when there is an indication of impairment. In testing for indications of impairment and performing impairment calculations, assets are considered as collective groups known as cash generating units (CGUs), being the smallest identifiable group of assets that generate cash inflows that are largely independent of the cash inflows generated from other assets or groups of assets. The Group assesses whether there is any indication that a CGU may be impaired at each reporting period. This assessment includes consideration of external and internal sources of information. If such an indication exists, the Group uses the higher of fair value less cost of disposal (FVLCD) and value in use to assess the recoverable amount of the asset.

If the carrying value of a CGU exceeds its recoverable amount, the CGU is impaired and an impairment loss is recognised immediately in the Consolidated Statement of Profit or Loss. Where it is not possible to estimate the recoverable amount of an individual asset, the Group estimates the recoverable amount of the CGU to which the asset belongs. Previously impaired CGUs are reviewed for possible reversal of impairment at each reporting period. Impairment reversals cannot exceed the carrying value that would have been determined (net of depreciation) had no impairment loss been recognised for the CGU. Such reversal is recognised in the Consolidated Statement of Profit or Loss. Goodwill is not subject to impairment reversal.

For areas not yet in production, any mineral rights acquired, together with subsequent capitalised exploration and evaluation expenditure, are reviewed for indicators of impairment to determine the appropriateness of continuing to carry forward costs in relation to that area of interest.

Calculation of recoverable amount

The recoverable amount is the higher of a CGU’s fair value less cost of disposal (FVLCD) and its value in use (VIU).

Fair value less cost of disposal

FVLCD is an estimate of the amount that a market participant would pay for a CGU less the cost of disposal. FVLCD for mineral assets is generally determined using independent market assumptions to calculate the present value of the estimated future post-tax cash flows expected to arise from the continued use of the asset, including the anticipated cash flow effects of any capital expenditure to enhance production or reduce cost, and its eventual disposal where a market participant may take a consistent view. Cash flows are discounted using an appropriate post-tax market discount rate to arrive at a net present value of the CGU, which is compared against the CGU’s carrying value. FVLCD may also take into consideration other market-based indicators of fair value. FVLCD is based primarily on Level 3 inputs as defined in Note 23 (d), unless otherwise stated.

Value in use

VIU is determined as the present value of the estimated future cash flows expected to arise from the continued use of the asset in its present form and its eventual disposal or closure. VIU is determined by applying assumptions specific to the Group’s continued use and cannot take into account future development. These assumptions are different to those used in calculating FVLCD, and therefore a VIU calculation is likely to produce a different result (usually lower) to a FVLCD calculation.

(a)	Impairment of non-current assets (excluding goodwill)

North American Lithium

The Group considers that North American Lithium (NAL) is a separate CGU as the cash inflows that it generates are largely independent of the cash inflows generated from other assets or groups of assets. For the year ended 30 June 2025, the Group identified several indicators of impairment for NAL, which subsequently led to an assessment of the carrying value of the NAL CGU. The key indicators of impairment included the decline in market capitalisation of the Company and a significant deterioration in market conditions, specifically relating to the price of spodumene concentrate.

Background

On 27 August 2021, the Group acquired 100 per cent of the issued capital of North American Lithium Inc., a Canadian-based mining and exploration company and former producer of spodumene concentrate from its integrated spodumene ore mine and processing facility in Québec, Canada. Following the acquisition, the Group invested significant funds into the operation to enable the restart of production in March 2023, with the first sale of spodumene concentrate under the Group’s ownership occurring in August 2023.

Outcome

The Group assessed the carrying value of the NAL CGU and recognised an impairment of $271.3 million for the year ended 30 June 2025 (2024 and 2023: Nil). The recoverable amount of the NAL CGU was determined as $156.7 million based on its fair value less cost of disposal.

Impairments relating to the NAL CGU were wholly allocated to property, plant and equipment. The impairment of $271.3 million to property, plant and equipment includes $164.8 million recognised in plant and equipment, $67.8 million recognised in mine properties, $25.3 million recognised in land and buildings, and $13.4 million recognised in capital works in progress.

The impairment reflects a deterioration in the lithium market, which continues to place pressure on the market price for spodumene concentrate. These changes in market conditions have significantly reduced the recoverable amount of the NAL CGU compared to the prior period.

Methodology and key assumptions
The fair value measurement is categorised as a Level 3 fair value based on the inputs in the discounted cash flow valuation model over the life of mine period (refer to Note 23 (d)), and was calculated using a real, post-tax discount rate of 10.0 per cent. The key estimates and assumptions used in the determination of fair value less cost of disposal were:

•	spodumene concentrate prices;
•	foreign exchange rates;
•	operating and capital expenditure;
•	discount rate;
•	regulatory approvals; and
•	future production (i.e. Mineral Resource and Ore Reserve estimates).

Key assumptions (real)	Assumptions used
Spodumene concentrate prices (US$ per tonne)	US$655 – US$1,374
Foreign exchange rates (CAD/USD)	0.7332
Unit operating costs (C$ per tonne)	C$923 – C$1,231
Discount rate (post-tax)	10.0%

The recoverable amount is informed by a production and cost profile which is used for management’s planning processes.

Operating and capital expenditure

Cost assumptions are based on forecasted production levels, operating cost and capital expenditure requirements derived from the Group’s latest approved budget and life of mine plans.

Future production

The Mineral Resource and Ore Reserve estimates for NAL are reported in accordance with the JORC Code and ASX Listing Rules. Refer to the Mineral Resources and Ore Reserves section of this report for further information on these estimates.

The following table illustrates the sensitivity of the recoverable amount of the NAL CGU to a reasonable possible change in the aforementioned assumptions. Owing to the complexity of the relationships between each key assumption, the analysis is performed for each assumption individually (with all other assumptions held constant).

		Impact on recoverable amount A$ million
Key assumptions (real)	Change	Favourable	Unfavourable
Spodumene concentrate prices (US$ per tonne)	10%	85.4	(87.6)
Foreign exchange rates (CAD/USD)	10%	173.9	(153.9)
Unit operating costs (C$ per tonne)	10%	121.3	(129.8)
Discount rate (post-tax)	100 basis points	23.3	(20.7)

Key judgements and estimates

Determination of CGUs

Judgement is applied to identify the Group’s CGUs, particularly when assets form part of integrated operations. A key judgement was applied in identifying the NAL operation as a single CGU. As a result, only the CGU assets and cash flows directly attributable to this operation were considered in the impairment assessment of the NAL CGU.

Impairment testing and calculations

An assessment of whether there is any indication of impairment and the calculation of a CGU’s recoverable amount requires management to make estimates and assumptions about expected production and sales volumes, commodity prices, foreign exchange rates, Mineral Resources and Ore Reserves, regulatory approvals, operating costs, closure and rehabilitation costs, future capital expenditure and allocation of corporate costs. These estimates and assumptions are subject to risk and uncertainty. There is a possibility that changes in circumstances will alter these projections, which may impact the recoverable amount. In such circumstances, some or all of the carrying value may be impaired or a previously recognised impairment charge may be reversed, with the impact recognised in the Consolidated Statement of Profit or Loss.

The key estimates and assumptions used in the assessment of impairment are as follows:

Commodity prices and market traded consumables
Spodumene concentrate price assumptions are derived from broker market consensus pricing, calculated as the average of recent forecasts published by major independent investment banks and commodity analysts.

Foreign exchange rates	The foreign exchange rate assumption applied in the discounted cash flow model reflects the CAD/USD spot exchange rate as at 30 June 2025.
Operating and capital expenditure	Operating and capital cost assumptions are based on the Group’s latest approved budget and life of mine plans.
Discount rate
In determining fair value, the estimated future cash flows of the CGU have been discounted using a real, post-tax discount rate of 10.0 per cent (2024: 8.0 per cent). The discount rate applied is a risk-adjusted cost of capital management have deemed appropriate to the CGU.

Regulatory approvals	Life of mine plans include assumptions associated with the successful application and timing of ongoing and future regulatory approvals.
Future production	Life of mine plans based on Mineral Resource and Ore Reserve estimates and economic life of processing facilities.

Where impairment testing is undertaken, a range of external sources are considered as further input to the above assumptions.

Exploration and evaluation expenditure

For areas not yet in production, acquired mineral rights, together with subsequent capitalised exploration and evaluation expenditure, require judgement to determine the likelihood of future economic benefits from future development, and whether sufficient data exists to indicate that, although a development in the specific area is likely to proceed, the carrying value of the exploration and evaluation asset is unlikely to be recovered in full. When facts and circumstances suggest that the carrying value exceeds the recoverable amount, an impairment test is required which may result in an adjustment to the carrying value of acquired mineral rights together with subsequent capitalised exploration and evaluation expenditure.